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                                                                Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 23, 1997, relating to the financial statements of M4 Environmental L.P., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/  Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts

October 3, 1997